SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                             Date of reported event:

                                  March 10, 2003



                              CITA BIOMEDICAL, INC.

             (Exact name of registrant as specified in its charter)



                   Delaware                           93-0962072

       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
        incorporation or organization)



             9025 Wilshire Blvd. Suite 301, Beverly Hills, CA 90211

               (Address of principal executive offices) (Zip code)

                                 (310) 550-4971

              (Registrant's telephone number, including area code)

              (Former name, former address and former fiscal year,
                         if changed since last report.)



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ITEM 5. OTHER EVENTS.

CITA Biomedical, Inc. ("CITA" "Company") has entered into a financing Agreement ("Agreement") with Reserva, LLC that provides the Company with three hundred thousand dollars ($300,000). The Agreement consists of a Security Agreement, Promissory Note, and Guaranty (attached hereto as exhibits to this 8K). The aforementioned exhibits explain in detail the terms and conditions of this financing. The Company plans to use this money for continuing operations and to pursue strategic alliances to drive more patient volume to its treatment centers in order to generate enough cash to repay this debt obligation. In addition, CITA plans to have many discussions over the next 90 days on contingency plans that will enable the Company to move forward and meet its debt obligations. However, the Company can make no assurances this money will provide sufficient working capital to achieve breakeven from a cash flow perspective.

Further, if the Company is unsuccessful in utilizing this additional capital to drive more patient volume to its treatment centers, and as a result, is in default with the repayment terms in the Agreement, the Company will forfeit its rights in all intellectual property owned by the Company. However, upon the event of default, the Company would receive a three percent (3%) equity position in any future Reserva, LLC entity or associated entity that will own the assets pledged under the terms of the Agreement.

This release contains projections and other forward-looking statements regarding future events and the future financial performance of CITA that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by CITA with the SEC, specifically the most recent reports on Form 10-KSB and 10-QSB, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in CITA's most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. CITA's results of operations for the three and nine months ended September 30, 2002 are not necessarily indicative of CITA's operating results for future periods.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


FINANCIAL STATEMENTS:

None

PRO FORMA FINANCIAL INFORMATION

None

EXHIBITS

10.3     Security Agreement

10.4     Promissory Note

10.5     Guaranty



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITA BIOMEDICAL, INC.

Dated: March 10, 2003

By: /s/ Joseph Dunn
End of Filing





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